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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date
of Report (Date of earliest event reported)     August 2, 1996
                                            ---------------------

                          NEVADA ENERGY COMPANY, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-14873                84-0897771
- --------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

           401 East Fourth Street, Reno, NV                    89512
- --------------------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code    (702) 786-7979
                                                   -----------------------------

- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                          NEVADA ENERGY COMPANY, INC.

                                     INDEX

ITEM NUMBER AND CAPTION                                             PAGE NUMBER
- -----------------------                                             -----------

Item 5. Other Events.............................................         1



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ITEM 5.  OTHER EVENTS

     The Company recently announced the formation of two new wholly owned subsidiaries with the objective of organizing the Company strategically for planned growth through acquisitions. Newly formed San Jacinto Energy Corporation ("SJEC") was formed to control all applicable shareholdings, debt instruments, partnership interests and renewable power generating assets of the Company. Central Communications Corporation ("CCC") was formed to pursue mergers and acquisitions of telecommunications companies and businesses operating in related sectors. The resulting organizational structure of the Company will be as follows:

                           NEC (1)
     -------------------------|----------------------
     |                                                 |
   SJEC (2)                                          CCC (10)
     |                                                 |
     --SJPC (3)                                        --TTI (11)
     |
     --YAC (4)
     |
     --CEC (5)
     |  |
     |  --HPSS (6)
     |  |
     |  --OPP (7)
     |
     |
     --NEP I, LP (8)
         |
         --NGPP, LP (9)

LEGEND:

     (1)  NEC - Nevada Energy Company, Inc. (Parent company) Delaware corporation, publicly owned, NASDAQ listed

     (2)  SJEC - San Jacinto Energy Corporation
                      Nevada corporation, wholly owned by NEC

     (3)  SJPC - San Jacinto Power Company, Inc.
                      Nevada corporation
                      Majority owned subsidiary, 50.01% by NEC
                      Minority owner or 49.99% is NASDAQ listed The New World Power Company, company currently in process of acquiring minority interest.

     (4)  YAC - Yerington Acquisition Company
                      Nevada corporation
                      Wholly owned subsidiary, holds Ormat power generating equipment, pending acquisition of TADS Geothermal's Nevada geothermal power


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                      plants and long-term power sales agreement
                      with Sierra Pacific Power.

     (5)  CEC - Combustion Energy Company, Inc.
                      Nevada corporation
                      Wholly owned subsidiary

     (6)  HPBS - Herth Printing and Business Supply, Inc.
                      Nevada corporation
                      Wholly owned subsidiary printing and business supplies operates from current Company headquarters building in Reno, NV

     (7)  OPP - Oreana Power Partners, Limited Partnership
                      Nevada limited partnership
                      Owned 49% CEC as general partner, 1% NEC as limited partner, 49% Energy Development Associates (non-affiliated Nevada corporation) as general partner and 1% Geothermal Development Associates (non-affiliated private Nevada corporation) limited partner. Formed to propose a gas fired power project, currently inactive.

     (8)  NEP I, LP - Nevada Energy Partners, I, Limited Partnership
                      Nevada limited partnership owned 60% by the Company and 40% by Nevada Electric Power Company (a Nevada Sub-S corporation 100% owned by Jeffrey Antisdel, company president). NEP owns 100% of NEC Class B common shares and 31.66% of NGPP.

     (9)  NGPP - Nevada Geothermal Power Partners, Limited
                      Nevada limited partnership, owned 31.66% by NEP, 31.66% by Hot Springs Power, 31.66% by ???? and the balance by various limited partners. In liquidation after sale of primary asset, 50% interest in Brady Power Project in May 1995.

     (10)  CCC - Central Communications Corporation
                      Nevada corporation, wholly owned the Company

     (11)  TTI - Telecom Technologies, Inc.
                      Oregon corporation, wholly owned by CCC
                      Operates long distance resale business servicing 20 retail long distance communications centers known as "Casetas Telefonicas" providing long-distance service to migrant worker communities.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NEVADA ENERGY COMPANY, INC.

                                             /s/  Jeffrey E. Antisdel
                                       --------------------------------------
                                           Jeffrey E. Antisdel, President


                                       Date          August 7, 1996
                                            ---------------------------------


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